Exhibit 23(h)(22) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

Schedule A
to Transfer Agent and Service Agreement
dated July 1, 2004
(revised as of 12/1/08)

Contract
Effective                      Fund Name:
Date:                                Series Name(if applicable)

7/1/04                      Capital Preservation Fund
Cash Trust Series II:
7/1/04                                Treasury Cash Series II
Cash Trust Series, Inc.
7/1/04                                Government Cash Series
7/1/04                                Municipal Cash Series
7/1/04                                Prime Cash Series
7/1/04                                Treasury Cash Series
7/1/04                      Federated Adjustable Rate Securities Fund
7/1/04                      Federated American Leaders Fund, Inc.
Federated Core Trust:
6/1/08                                Federated Enhanced Duration Active Cash Core Fund
9/1/05                                Federated Inflation-Protected Securities Core Fund
7/1/04                                Federated Mortgage Core Portfolio
7/1/04                                High Yield Bond Portfolio
Federated Core Trust II, L.P.:
7/1/04                                Emerging Markets Fixed Income Core Fund
3/1/05                                Market Plus Core Fund
Federated Core Trust III:
3/1/08                                Federated Project and Trade Finance Core Fund
Federated Equity Funds:
7/1/04                                Federated Capital Appreciation Fund
12/1/08                                Federated Clover Mid Value Fund
12/1/08                                Federated Clover Small Value Fund
12/1/08                                Federated Clover Value Fund
7/1/04                                Federated InterContinental Fund
3/1/08                                Federated International Strategic Value Fund
7/1/04                                Federated Kaufmann Fund
9/17/07                                Federated Kaufmann Large Cap Fund
7/1/04                                Federated Kaufmann Small Cap Fund
7/1/04                                Federated Market Opportunity Fund
9/1/08                                Federated Prudent Bear Fund
7/1/04                                Federated Mid-Cap Growth Strategies Fund
12/1/04                                Federated Strategic Value Fund
7/1/04                      Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
7/1/04                                Federated Municipal Ultrashort Fund
7/1/04                                Federated Strategic Income Fund
7/1/04                      Federated GNMA Trust
7/1/04                      Federated Government Income Securities, Inc.
7/1/04                      Federated High Income Bond Fund, Inc.
7/1/04                      Federated High Yield Trust
Federated Income Securities Trust:
7/1/04                                Federated Capital Income Fund
7/1/04                                Federated Fund for U.S. Government Securities
7/1/04                                Federated Intermediate Corporate Bond Fund
7/1/04                                Federated Muni and Stock Advantage Fund
9/1/08                                Federated Prudent Global Income  Fund
12/1/05                                Federated Real Return Bond Fund
7/1/04                                Federated Short-Term Income Fund
9/1/06                                Federated Stock and California Muni Fund
7/1/04                      Federated Income Trust
Federated Index Trust:
7/1/04                                Federated Max-Cap Index Fund
7/1/04                                Federated Mid-Cap Index Fund
7/1/04                                Federated Mini-Cap Index Fund
Federated Institutional Trust:
7/1/04                                Federated Government Ultrashort Duration Fund
7/1/04                                Federated Institutional High Yield Bond Fund
6/1/05                                Federated Intermediate Government/Corporate Fund
Federated Insurance Series:
7/1/04                                Federated American Leaders Fund II
7/1/04                                Federated Capital Appreciation Fund II
7/1/04                                Federated Capital Income Fund II
7/1/04                                Federated Equity Income Fund II
7/1/04                                Federated Fund for U.S. Government Securities II
7/1/04                                Federated High Income Bond Fund II
7/1/04                                Federated International Equity Fund II
7/1/04                                Federated Kaufmann Fund II
12/1/05                                Federated Market Opportunity Fund II
7/1/04                                Federated Mid-Cap Growth Strategies Fund II
7/1/04                                Federated Prime Money Fund II
7/1/04                                Federated Quality Bond Fund II
7/1/04                      Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.:
7/1/04                                Federated International Bond Fund
7/1/04                                Federated International Equity Fund
Federated Investment Series Funds, Inc.
7/1/04                                Federated Bond Fund
Federated Managed Allocation Portfolios:
9/1/05                                Federated Balanced Allocation Fund
12/1/05                                Federated Target ETF Fund 2015
12/1/05                                Federated Target ETF Fund 2025
12/1/05                                Federated Target ETF Fund 2035
Federated Managed Pool Series:
12/1/05                                Federated Corporate Bond Strategy Portfolio
12/1/05                                Federated High-Yield Strategy Portfolio
12/1/05                                Federated International Bond Strategy Portfolio
12/1/05                                Federated Mortgage Strategy Portfolio
Federated MDT Series:
7/31/06                                Federated MDT All Cap Core Fund
7/31/06                                Federated MDT Balanced Fund
7/31/06                                Federated MDT Large Cap Growth Fund
12/1/07                                Federated MDT Large Cap Value Fund
7/31/06                                Federated MDT Mid Cap Growth Fund
7/31/06                                Federated MDT Small Cap Core Fund
7/31/06                                Federated MDT Small Cap Growth Fund
7/31/06                                Federated MDT Small Cap Value Fund
7/31/06                                Federated MDT Tax Aware/All Cap Core Fund
7/1/04                      Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust:
7/1/04                                Federated California Municipal Income Fund
7/1/04                                Federated Michigan Intermediate Municipal Trust
6/1/06                                Federated Municipal High Yield Advantage Fund
7/1/04                                Federated New York Municipal Income Fund
7/1/04                                Federated North Carolina Municipal Income Fund
7/1/04                                Federated Ohio Municipal Income Fund
7/1/04                                Federated Pennsylvania Municipal Income Fund
7/1/04                      Federated Short-Intermediate Duration Municipal Trust
6/1/08                      Federated Stock and Bond Fund
7/1/04                      Federated Stock Trust
7/1/04                      Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.:
7/1/04                                Federated Mortgage Fund
7/1/04                                Federated Total Return Bond Fund
7/1/04                                Federated Ultrashort Bond Fund
7/1/04                      Federated U.S. Government Bond Fund
7/1/04                      Federated U.S. Government Securities Fund:  1-3 Years
7/1/04                      Federated U.S. Government Securities Fund:  2-5 Years
Federated World Investment Series, Inc.:
7/1/04                                Federated International High Income Fund
7/1/04                                Federated International Small-Mid Company Fund
7/1/04                                Federated International Value Fund
Intermediate Municipal Trust:
7/1/04                                Federated Intermediate Municipal Trust
Money Market Obligations Trust:
7/1/04                                Alabama Municipal Cash Trust
7/1/04                                Arizona Municipal Cash Trust
7/1/04                                Automated Cash Management Trust
7/1/04                                Automated Government Cash Reserves
7/1/04                                Automated Government Money Trust
7/1/04                                California Municipal Cash Trust
7/1/04                                Connecticut Municipal Cash Trust
12/1/04                                Federated Capital Reserves Fund
12/1/04                                Federated Government Reserves Fund
7/1/04                                Federated Master Trust
12/1/04                                Federated Municipal Trust
7/1/04                                Federated Short-Term U.S. Government Trust
7/1/04                                Florida Municipal Cash Trust
Money Market Obligations Trust: (continued)
7/1/04                                Georgia Municipal Cash Trust
7/1/04                                Government Obligations Fund
7/1/04                                Government Obligations Tax-Managed Fund
7/1/04                                Liberty U.S. Government Money Market Trust
7/1/04                                Maryland Municipal Cash Trust
7/1/04                                Massachusetts Municipal Cash Trust
7/1/04                                Michigan Municipal Cash Trust
7/1/04                                Minnesota Municipal Cash Trust
7/1/04                                Money Market Management
7/1/04                                Municipal Obligations Fund
7/1/04                                New Jersey Municipal Cash Trust
7/1/04                                New York Municipal Cash Trust
7/1/04                                North Carolina Municipal Cash Trust
7/1/04                                Ohio Municipal Cash Trust
7/1/04                                Pennsylvania Municipal Cash Trust
7/1/04                                Prime Cash Obligations Fund
7/1/04                                Prime Management Obligations Fund
7/1/04                                Prime Obligations Fund
7/1/04                                Prime Value Obligations Fund
7/1/04                                Tax-Free Instruments Trust
7/1/04                                Tax-Free Obligations Fund
7/1/04                                Treasury Obligations Fund
7/1/04                                Trust for U.S. Treasury Obligations
7/1/04                                U.S. Treasury Cash Reserves
7/1/04                                Virginia Municipal Cash Trust

State Street Bank and Trust Company	By each of the Federated Funds set forth On Schedule A

By: /s/ Joseph C. Antonellis	By: /s/ John W. McGonigle
Name: Joseph C. Antonellis	Name: John W. McGonigle
Title: Vice Chairman	Title: Executive Vice President
Date: December 10, 2008	Date: December 1, 2008